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                                                                   EXHIBIT 10.35


                                     LEASE


     THIS INDENTURE, made March 22, 1973. between National Boulevard Bank of Chicago, not individually but solely as Trustee under Trust Agreement, dated March 15, 1973 and known as Trust No. 4722 hereinafter sometimes referred to as Lessor, and UTILITY SUPPLY COMPANY, a corporation of Illinois hereinafter sometimes referred to as Lessee;

                                  WITNESSETH:

                                   PREMISES

     Section 101. Lessor, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of the Lessee to be kept, observed and performed, does by these presents, demise and lease to Lessee and Lessee hereby hires and lets from lessor the real estate located at FOREST PARK INDUSTRIAL CENTER, FOREST PARK, ILLINOIS and described on Exhibit A hereto attached, together with all improvements now located and to be constructed thereon as hereinafter provided.

     Section 102. Said real estate and improvements are sometimes herein referred to as "demised premises."

                                     TERM

     Section 201. The term of this Lease shall commence on the first day of the calendar month after completion of construction of a new building and other improvements to be constructed by Lessor on the demised premises, as hereinafter provided, and shall end March 31, 1995 unless sooner terminated as herein set forth.

     Section 202. Lessor and Lessee shall execute an instrument fixing the date of commencement and termination of the term of this Lease.

     Section 203. The term as so fixed is sometimes herein referred to as "original term."

                         CONSTRUCTION OF IMPROVEMENTS

     Section 301.  Lessor agrees to construct on the demised premises

     Section 302. Lessor shall diligently proceed with such construction and shall complete the same and deliver possession thereof to Lessee on provided, however, if construction is delayed because of changes in construction requested by Lessee, strikes, lockouts, acts of God or the public enemy, governmental restrictions, unavailability of materials or other matters beyond the control of Lessor, then the time of completion of such construction shall be extended for the additional time caused by such delay.

                                    RENTAL

     Section 401. In consideration of the leasing, aforesaid Lessee agrees to pay Lessor, in coin or currency which at the time or times of payment is legal tender for public or private debts in the United States of America, at or at such other place as Lessor may from time to time designate in writing, a monthly rent of $10,000.00 payable monthly in advance commencing on the first day of the term and continuing on the first day of each month thereafter for the balance of term. Any installment of rent accruing under the provisions of this Lease which shall not be paid when due, shall bear interest at the rate of seven per cent (7%) per annum from the date when the same is due hereunder until the same shall be paid.

     Section 402. In the event construction is completed and the demised premises are delivered to and are accepted by Lessee, prior to the date of commencement of the term of this Lease, rental shall be paid on a prorata basis from the date of such delivery of such possession to date of the commencement of the term.

                             TAXES AND ASSESSMENTS

     Section 501. Lessee further agrees to pay as additional rent for the demised premises, all taxes and assessments, general and special, water rates and all other impositions, ordinary and extraordinary, of every kind and nature what-

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soever, which may be levied, assessed or imposed upon the demised premises or any part thereof or upon any building or improvements at any time situated thereon, accruing or becoming due and payable during the term of this Lease and any extension thereof, provided, however, that the general taxes levied against the demised premises shall be prorated between Lessor and Lessee as of the date of commencement of the term hereof for the first year of the term of this Lease, and as of the date of expiration of said term for the last year of the term hereof and any extension thereof, all on the basis of the then last available tax bills. Benefit may be taken by Lessee of the provisions of any statute or ordinance permitting any assessment to be paid over a period of years.

     Section 502. Nothing herein contained shall be construed to require Lessee to pay any franchise, inheritance, estate, succession or transfer tax of Lessor or any income or excess profits tax assessed upon or in respect of any income of Lessor or chargeable to or required to be paid by Lessor unless such tax shall be specifically levied against the income of Lessor derived from the rent by this Lease reserved, expressly and as and for a specific substitute for the real estate taxes, in whole or in part, upon the demised premises or the improvements situated thereon in which event said rent shall be considered as the sole income of Lessor.

     Section 503. Lessee further agrees to deliver to Lessor, duplicate receipts or photostatic copies thereof showing the payment of all said taxes, assessments, and other impositions, within thirty (30) days after the respective payments evidenced thereby.

     Section 504. Lessor shall, at its option, have the right at all times during the term hereof to pay any such taxes, assessments or other charges or impositions not paid by Lessee, and the amounts so paid, including reasonable expenses, shall be so much additional rent due at the next rent day after any such payments, with interest at the rate of seven per cent (7%) per annum from the date of payment thereof.

     Section 505. Lessee shall not be required to pay any tax, assessment, tax lien or other imposition or charge upon or against said demised premises or any part thereof or the improvements at any time situated thereon so long as Lessee shall, in good faith and with due diligence, contest the same or the validity thereof by appropriate legal proceedings which shall have the effect of preventing the collection of the tax, assessment, tax lien or other imposition or charge so contested, provided that, pending any such legal proceedings Lessee shall give Lessor such reasonable security as may be demanded by Lessor to insure payment of the amount of the tax, assessment, tax lien or other imposition or charge, and all interest and penalties thereon.

     Section 506. In the event that Lessee at any time institutes suit to recover any tax, assessment, tax lien or other imposition or charge paid by Lessee under protest in Lessor's name, Lessee shall have the right, at its own sole expense, to institute and prosecute such suit or suits in Lessor's name, in which event Lessee covenants and agrees to indemnify Lessor and save it harmless from and against all costs, charges or liabilities in connection with any such suit. All funds recovered as a result of any such suit shall belong to Lessee.

                                      USE

     Section 601. The demised premises shall be used for warehousing, office, sales and distribution of Lessee's merchandise.

Lessee shall not use or occupy the demised premises or permit the demised premises to be used or occupied contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto or in any manner which would violate any certificate of occupancy affecting the same, or which would cause structural injury to the improvements or cause the value or usefulness of the demised premises or any part thereof to diminish or which would constitute a public or private nuisance or waste, and Lessee agrees that it will, promptly upon discovery of any such use, take all necessary steps to compel the discontinuance of such use and to oust the sub-tenants or occupants guilty of such use.

                            MAINTENANCE OF PREMISES

     Section 701. Lessee further agrees, at its expense to keep the demised premises in good repair and in a clean and wholesome condition and to at all times fully comply with all health and police regulations in force and also that it will keep the improvements at any time situated upon the demised premises and all sidewalks and area adjacent thereto, as well as in the area thereof, safe and secure and conformable to the lawful and valid requirements of any municipality in which said demised premises may be situated and of all other public authorities, and will make, at its own expense, all additions, improvements, alterations and repairs on the demised premises and on and to the appurtenances and equipment thereof required by any lawful authorities or which may be made necessary by the act or neglect of any other person or corporation (public or private), including supporting the streets and alleys adjoining the demised premises, and will keep Lessor harmless and indemnified at all times against any loss, damage, cost or expense by reason of the failure so to do in any respect or by reason of any accident, loss or damage resulting to persons or property from any use which may be made of said premises or of any improvements at any time situated thereon or by reason of or growing out of any act or thing done or omitted to be done upon said premises or in any building at any time situated thereon; and Lessee agrees that it will save, hold and keep Lessor and the demised premises free and clear of and from any and all claims, demands, penalties, liabilities, judgments, costs

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and expenses, including reasonable attorneys' fees, arising out of damage which may be sustained by adjoining property or adjoining owners other persons or property in connection with any remodeling, altering or repairing of any building or buildings on the demised premises or the erection of any new building or buildings thereon.

                        LIABILITY AND BOILER INSURANCE

     Section 801. Lessee further agrees that it will at all times during the term hereof, carry and maintain, for the mutual benefit of Lessor and Lessee, general public liability insurance against claims for personal injury, sickness or disease, including death and property damage in, on or about the demised premises, or in, on or about the streets, sidewalks or premises adjacent to the demised premises, such insurance to afford protection to the limit of not less than $300,000.00 in respect to each person, and to the limit of not less than $1,000,000.00, in respect to any one occurrence causing bodily injury or death, and to the limit of not less than $100,000.00, in respect to property damage, and will also carry, for the mutual benefit of Lessor and of Lessee, if any is required, steam boiler insurance on all steam boilers, pressure vessels and other such apparatus, including piping, in such amounts as Lessor may from time to time reasonably require. Lessee shall furnish Lessor with a duplicate certificate or certificates of such insurance policy or policies. All such insurance shall be procured from a responsible insurance company or companies satisfactory to Lessor and authorized to do business in the state where the demised premises are located and may be obtained by Lessee by endorsement on its blanket insurance policies, provided the insurance company or companies are satisfactory to Lessor. All such policies shall provide that the same may not be cancelled or altered except upon ten (10) days' prior written notice to Lessor.

     Section 802. In case any action or proceeding shall be commenced against Lessor growing out of any such loss, cost, damage or expense, Lessor may give written notice of the same to Lessee and thereafter Lessee shall assume and discharge all obligation to defend the same and save and keep Lessor harmless from all expenses, counsel fees, costs, liabilities, judgments and executions in any manner growing out of, pertaining to or connected therewith.

     Section 803. Lessee will, at all such times as there may be one or more passenger or freight elevators in any building on the premises, during the term hereof, and any extensions thereof, carry and maintain elevator liability insurance, for the mutual benefit of Lessor and Lessee, in an amount, in form and with companies satisfactory to Lessor.

                                FIRE INSURANCE

     Section 901. Lessee shall, at all times during the term of this Lease, at its expense, keep in effect, insurance on all buildings and improvements on the demised premises against loss by fire, the risks covered by what is commonly known as "extended coverage," malicious mischief and vandalism, in an amount equal to the full replacement value, from time to time, of such buildings and improvements. The policy or policies evidencing such insurance shall be written by a company or companies satisfactory to Lessor and authorized to do business in the state where the demised premises are located, shall name Lessor and Lessee as insureds thereunder, and shall provide that losses shall be paid to said insureds as their respective interests may appear. At the request of Lessor, a mortgage clause may be included in said policies covering Lessor's mortgagee. Said policies shall contain a waiver by the insurance company of recourse against Lessee and its agents because of any act or negligence of Lessee and shall further provide that the same shall not be cancelled or altered except upon ten (10) days' prior written notice to Lessor and to mortgagee. The original of such policies shall be deposited with Lessor who may deposit the same with its mortgagee.

     Section 902. In case Lessee shall at any time fail, neglect or refuse to insure such buildings and improvements and to keep the same insured as hereinabove provided, then Lessor may, at its election, procure or renew such insurance, and any amounts paid therefor by Lessor shall be so much additional rental due at the next rent day after any such payment, with interest at the rate of seven per cent (7%) per annum from the date of payment thereof.

     Section 903. Not less frequently than once in each five (5) years after the commencement of the term hereof, Lessee shall furnish, at its expense, to Lessor, insurance appraisals such as are regularly and ordinarily made by insurance companies, if procurable for such purpose, in order to determine the then replacement value of the building or buildings and improvements on the demised premises.

     Section 904. It is further agreed that, in the event of loss under any such policy or policies, the insurance proceeds shall be paid out upon architects' certificates for the expense of repairing or rebuilding the buildings or improvements which have been damaged or destroyed, provided, however, that it shall first appear to the satisfaction of Lessor that the amount of insurance money in its hands shall at all times be sufficient to pay for the completion of said repairs and rebuilding; and upon the completion of said repairs or rebuilding, free from all liens of mechanics and materialmen and others, any surplus of insurance money shall be paid to Lessee.

     Section 905. Lessee further agrees that, at Lessor's written request, and provided such insurance is obtainable from an agency of the United States Government, if and when obtainable, it will procure and maintain so-called war risk and war damage insurance on the improvements located upon the demised premises for not less than ninety (90%) per cent of their full insurance value above foundation. Such insurance shall provide for payment of loss thereunder to Lessor and Lessee, as their interests may appear, and shall at Lessor's request, contain a mortgage clause in favor of Lessee's mortgagee, and the policies or certificates evidencing such insurance shall be delivered to Lessor within sixty
(60) days after demand, and renewals thereof shall be delivered to Lessor at least ten (10) days' prior to the expiration dates of the respective policies. The provisions of Section 904 of this Lease shall apply with respect to any loss payable under any such policy or policies of insurance.

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                             DAMAGE OR DESTRUCTION

     Section 1001. Lessee further agrees that in case of damage to or destruction of any building or improvements on the demised premises or of the fixtures and equipment therein, by fire or other casualty, it will promptly, at its expense, repair, restore or rebuild the same to the extent that it shall deem necessary or desirable in connection with the requirements of its business, provided that, upon the completion of such repairs, restoration or rebuilding, the value and rental value of the buildings and improvements upon the demised premises shall be substantially equal to the value and rental value of the buildings and improvements thereon immediately prior to the happening of such fire or other casualty. Rent shall not abate during the period of such repair, restoration or rebuilding or if the improvements are not tenantable because of such damage or destruction.

     Section 1002. Before commencing such repairing, restoration or rebuilding, involving an estimated cost of more than $2,500.00, (a) plans and specifications therefore, prepared by a reputable licensed architect, shall have been submitted to and approved by Lessor; (b) Lessee shall have furnished to Lessor, an estimate of the cost of the proposed work, certified to by the architect by whom such plans and specifications shall have been prepared; and (c) Lessee shall either have furnished to Lessor a bond on which Lessee shall be principal, and a surety company, authorized to do business in the state where the demised premises are located, satisfactory to Lessor, shall be surety, and which bond shall be in form satisfactory to Lessor, conditioned upon the completion of and payment in full for such work within a reasonable time, subject, however, to delays occasioned by strikes, lockouts, acts of God, governmental restrictions or similar causes beyond the control of Lessee, or other security satisfactory to Lessor to insure payment for the completion of all work free and clear of liens.

                                     LIENS

     Section 1101. Lessee shall not do any act which shall in any way encumber the title of Lessor in and to said demised premises, nor shall the interest or estate of Lessor in said demised premises be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Lessee, and any claim to or lien upon said demised premises arising from any act or omission of Lessee shall accrue only against the leasehold estate of Lessee and shall in all respects be subject and subordinate to the paramount title and rights of Lessor in and to said premises and the buildings and improvements thereon. Lessee will not permit the demised premises to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Lessee or claimed to have been furnished to Lessee in connection with work of any character performed or claimed to have been performed on the demised premises by or at the direction or sufferance of Lessee; provided, however, that Lessee shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Lessee shall give to Lessor such security as many be demanded by Lessor to insure payment thereof and to prevent any sale, foreclosure or forfeiture of the demised premises by reason of non-payment thereof; provided, on final determination of the lien or claim for lien, Lessee will immediately pay any judgment rendered, with all proper costs and charges, and will, at its own expense, have the lien released and any judgment satisfied.

     Section 1102. In case Lessee shall fail to contest the validity of any or having commenced to contest the same and having given such security, shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, then Lessor may, at its election (but shall not be required so to do,) remove or discharge such lien or claim for lien (with the right, in its discretion, to settle or compromise the same), and any amounts advanced by Lessor for such purposes shall be so much additional rental due from Lessee to Lessor at the next rent day after any such payment, with interest at the rate of seven per cent (7%) per annum from the date of payment thereof.

                                 CONDEMNATION

     Section 1201. In the event the whole of the demised premises, or so much thereof, including however a portion of the building or buildings, shall be taken or condemned for a public or quasi-public use or purpose by any competent authority and as a result thereof the balance of said premises cannot be used for the same purpose as before such taking or condemnation, then and in either of such events, the term of this Lease shall terminate when possession of the demised premises shall be required for such use or purpose, and any award, compensation or damages (here-after sometimes called the "award"), shall be paid to and be the property of Lessor.

     Section 1202. In the event only a part of the demised premises shall be taken or condemned for a public or quasi-public use or purpose by any competent authority, and as a result thereof the balance of said premises can be used for the same purpose as before such taking or condemnation, this Lease shall not terminate and Lessee, at its sole costs and expense, shall repair and restore the premises and all improvements thereon. Any award paid as a consequence of such taking or condemnation, shall be paid to Lessee and be applied to the cost of said repairing and restoration. Any sums remaining after such application shall be paid to Lessor. There shall be no reduction in the fixed rental because of such taking.

                                 RENT ABSOLUTE

     Section 1301. Except as otherwise specifically provided herein, damage to or destruction of any port on or all of the buildings, structures and fixtures upon the demised premises, by fire, the elements or any other cause whatsoever,

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whether with or without fault on the part of Lessee, shall not terminate this
Lease or entitle Lessee to surrender the demised premises or entitle Lessee to any abatement of or reduction in the rent payable, or otherwise affect the respective obligations of the parties hereto, any present or future law to the contrary notwithstanding. If the use of the demised premises for any purpose should, at any time during the term of this Lease, be prohibited by law or ordinance or other governmental regulation, or prevented by injunction, or if there be any eviction by title paramount, this Lease shall not, except as otherwise specifically provided herein, be thereby terminated, nor shall Lessee be entitled by reason thereof to surrender the demised premises or to any abatement or reduction in rent, nor shall the respective obligations of the parties hereto be otherwise affected unless such eviction is due to the act of Lessor or any person or persons claiming any interest in the demised premises by or under Lessor.

                             ASSIGNMENT BY LESSEE

     Section 1401. Lessee shall not assign this Lease without the written consent of Lessor, which consent shall not be unreasonably withheld, and no such assignment shall relieve Lessee of its obligations hereunder and Lessee shall continue to be liable as a principal and not as a guarantor or surety, to the same extent as though no assignment had been made.

     Section 1402. Lessee may, without Lessor's consent, assign this Lease to any corporation resulting from a merger or consolidation of the Lessee, provided that the total assets and net worth of such assignee after such consolidation or merger shall be more than that of Lessee immediately prior to such consolidation or merger, and provided that Lessee is not at such time in default hereunder, and provided further that such successor shall execute an instrument in writing fully assuming all of the obligations and liabilities imposed upon Lessee hereunder and deliver the same to Lessor; whereupon Lessee shall be discharged from any further liability hereunder.

     Section 1403. Lessee shall not allow or permit any transfer of this Lease, or any interest hereunder, by operation of law, or convey, mortgage, pledge, or encumber this Lease or any interest hereunder.

                               ANNUAL STATEMENTS

     Section 1501. Lessee further agrees to furnish Lessor annually within seventy-five (75) days of the end of each fiscal year, with a copy of its *annual audited statement, and agrees that Lessor may deliver such statements to its mortgagee.* and Guarantor's

                           INDEMNITY FOR LITIGATION

     Section 1601. Lessee further agrees to pay all costs and expenses, including attorney's fees, which may be incurred by or imposed on Lessor either in enforcing this Lease or in any litigation to which Lessor, without fault on its part, may be made a party, and if paid by Lessor, shall be so much additional rent due on the next rent date after such payment together with interest at seven percent (7%) per annum from the date of payment.

                        ESTOPPEL CERTIFICATE BY LESSEE

     Section 1701. Lessee further agrees at any time and from time to time, upon not less than twenty (20) days' prior written request by Lessor, to execute, acknowledge and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), and the date to which the rental and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this Section 1701, may be relied upon by any prospective purchaser of the fee, or mortgagee or assignee of any mortgage upon the fee, of the demised premises.

                            INSPECTION OF PREMISES

     Section 1801. Lessee agrees to permit Lessor and the authorized representatives of Lessor, to enter the demised premises at all reasonable times during business hours for the purpose of inspecting the same.

                                   FIXTURES

     Section 1901. All buildings and improvements and all plumbing, heating, lighting, electrical and air-conditioning fixtures and equipment and other articles of personal property used in the operation of such buildings as such (as distinguished from operations incident to the business of Lessee) now or hereafter located upon said land, together with all duct electrical lines, whether or not attached or affixed to said land or any buildings thereon, sometimes herein referred to as "building fixtures," shall be and remain a part of the real estate and shall constitute the property of Lessor.

     Section 1902. All of Lessee's trade fixtures and all personal property, fixtures, apparatus, machinery and equipment now or hereafter located upon said land, other than building fixtures as defined in Section 1901 hereof, and owned by Lessee or any other occupants of the demised premises and whether or not the same are affixed thereto, shall be and remain the personal property of Lessee or such other occupants, and the same are herein sometimes referred to as "Lessee's equipment."

     Section 1903. Lessee's equipment may be removed from time to time by Lessee or other occupants of the demised premises, provided, however, that if such removal shall injure or damage the premises, Lessee shall reasonably repair the damage and place the premises in the same condition as it would have been if such equipment had not been installed.

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                             RE-ENTRY UPON DEFAULT

     Section 2001. Lessee further agrees that any one or more of the following events shall be considered events of default as said term is used herein, that is to say, if

           (a) Lessee shall be adjudged a bankrupt, or a decree or order approving, as properly filed, a petition or answer asking reorganization of Lessee under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any State, shall be entered, and any such decree or judgment or order shall not have been vacated or stayed or set aside within sixty (60) days from the date of the entry or granting thereof; or

           (b) Lessee shall file or admit the jurisdiction of the court and the material allegations contained in, any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the Federal bankruptcy laws as now or hereafter amended, or Lessee shall institute any proceedings or shall give its consent to the institution of any proceedings for any relief of Lessee under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension; or

           (c) Lessee shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Lessee or any of the property of Lessee; or

           (d) A decree or order appointing a receiver of the property of Lessee shall be made and such decree or order shall not have been vacated, stayed or set aside within sixty (60) days from the date of entry or granting thereof; or

           (e) Lessee shall vacate the leased premises or abandon the same during the term hereof; or

           (f) Lessee shall make default in any monthly payments of basic rent required to be made by Lessee hereunder when due as herein provided and such default shall continue for ten (10) days after notice thereof in writing to Lessee; or

           (g) Lessee shall make default in any of the other covenants and agreements herein contained to be kept, observed and performed by Lessee, and such default shall continue for sixty (60) days after notice thereof in writing to Lessee.

     Upon the occurrence of any one or more of such events of default, it shall be lawful for Lessor, at its election, to declare the said term ended, and the said demised premises and the buildings and improvements then situated thereon or any part thereof, either with or without process of law, to re-enter and to expel, remove and put out, Lessee and all persons occupying said premises under Lessee, using such force as may be necessary in so doing, and the said premises and the buildings and improvements then situated thereon, again to repossess and enjoy as in their first and former estate, without such re-entry and repossession working a forfeiture of the rents to be paid and the covenants to be performed by Lessee during the full term of this Lease. If default shall be made in any covenant, agreement, condition or undertaking herein contained to be kept, observed and performed by Lessee, other than the payment of rent as herein provided, which cannot with due diligence be cured within a period of sixty (60) days, and if notice thereof in writing shall have been given to Lessee, and if Lessee, prior to the expiration of sixty (60) days from and after the giving of such notice, commences to eliminate the cause of such default and proceeds diligently and with reasonable dispatch to take all steps and do all work required to cure such default and does so cure such default, then Lessor shall not have the right to declare the said term ended by reason of such default; provided, however, that the curing of any default in such manner shall not be construed to limit or restrict the right of Lessor to declare the said term ended and enforce all of its right and remedies hereunder for any other default not so cured.

     Section 2002. The foregoing provisions for the termination of this Lease for any default in any of its covenants, shall not operate to exclude or suspend any other remedy of Lessor for breach of any of said covenants or for the recovery of said rent or any advance of Lessor made thereon, and in the event of the termination of this Lease as aforesaid, Lessee agrees to indemnify and save harmless Lessor from any loss arising from such termination and re-entry in pursuance thereof, and to that end Lessee agrees to pay Lessor, after such termination and re-entry and upon demand, all reasonable expenses of re-letting, including, without limiting the generality of the foregoing, the reasonable costs of decorating and restoring the premises, brokers' commissions and Lessor's attorneys' fees, plus, at the end of each month of the demised term, the difference between the net income actually received by Lessor from said demised premises during such month and the rent agreed to be paid by the terms of this Lease during such month.

                  LESSOR'S PERFORMANCE OF LESSEE'S COVENANTS

     Section 2101. Should Lessee at any time fail to do any of the things required to be done by it under the provisions of this Lease, Lessor, at its option and pursuant to the provisions relating to notice contained in Section 2001, may (but shall not be required to) do the same or cause the same to be done, and the amounts paid by Lessor in connection therewith shall be so much additional rent due on the next rent date after such payment together with interest at seven per cent (7%) per annum from the date of payment.

                          SUBORDINATION TO MORTGAGES

     Section 2201. It is further expressly understood and agreed that this Lease shall be subject and subordinate to any mortgage or deed of trust now upon the demised premises and any mortgage or deed of trust hereafter placed upon

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the demised premises, provided that the mortgage or beneficiary under such deed of trust agrees in writing with Lessee or adequate provision is made in such mortgage or deed of trust, that, regardless of any default or breach under said mortgage or deed of trust or of any possession or sale of the whole or any part of the premises under or through such mortgage or deed of trust, that this Lease and Lessee's possession shall not be disturbed by mortgagee or beneficiary or any other party claiming under or through such mortgage or deed of trust, provided, however, that Lessee shall continue to observe and perform Lessee's obligations under this Lease and pay rent to whosoever may be lawfully entitled to same from time to time. Lessee hereby agrees to execute, if same is required, any and all instruments in writing which may be requested by Lessor to subordinate Lessee's rights acquired by this Lease to the lien of any such mortgage or deed of trust, all as aforesaid. Irrespective of whether or not this Lease is subordinated to any such mortgage or deed of trust, the mortgagee or beneficiary under such mortgage or deed of trust, shall agree in writing that proceeds of insurance, or awards, payable to Lessee in the event of partial condemnation as provided in Section 1202 shall be made available to Lessee for the purpose of repairing, restoring and rebuilding, as provided in this Lease, or adequate provision relative thereto shall be made in such mortgage or deed of trust.

                           REMEDIES TO BE CUMULATIVE

     Section 2301. No remedy herein or otherwise conferred upon or reserved to Lessor, shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given hereunder now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Lessor may be exercised from time to time and as often as occasion may arise or as may be deemed expedient. No delay or omission of Lessor to exercise any right or power arising from any default, shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein.

     Section 2302. No waiver of any breach of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach or waiver, acquiescence in or consent to any further or succeeding breach of the same covenant.

     Section 2303. Neither the rights herein given to receive, collect, sue for or distrain for any rent or rents, moneys or payments, or to enforce the terms, provisions and conditions of this Lease, or to prevent the breach or non-observance thereof, or the exercise of any such right or of any other right or remedy hereunder or otherwise granted or arising, shall in any way affect or impair or toll the right or power of Lessor to declare the term hereby granted ended, and to terminate this Lease as provided for in this Lease, because of any default in or breach of the covenants, provisions or conditions of this Lease.

                            SURRENDER OF POSSESSION

     Section 2401. Whenever the said term herein demised shall be terminated, whether by lapse of time, forfeiture or in any other way, Lessee agrees that it will at once surrender and deliver up said premises, including the buildings and improvements thereon and the fixtures and equipment belonging to Lessor therein contained, peaceably to Lessor and if Lessee shall thereafter remain in possession thereof, it shall be deemed guilty of forcible detainer of the premises under the statute and shall be subject to all the conditions and provisions above named and to ejection and removal, forcibly and otherwise, with or without process of law as above stated.

                          COVENANT OF QUIET ENJOYMENT

     Section 2501. Lessor further agrees that at all times when Lessee is not in default under the terms of and during the term of this Lease, Lessee's quiet and peaceable enjoyment of the demised premises shall not be disturbed or interfered with by Lessor or by any person claiming by, through or under Lessor.

                               SHORT FORM LEASE

     Section 2601. This Lease shall not be recorded, but the parties agree, at the request of either of them, to execute a Short Form Lease for recording, containing the name of the parties, the legal description and the term of the Lease.

     Section 2702. Such options may be exercised only (i) upon notice in writing to Lessor not earlier than one (1) year, and not later than six (6) months prior to the end of the preceding term; (ii) if Lessee is not then in default hereunder; and (iii) if the preceding term has not therefore been terminated.

     Section 2703. All such annual rentals during the extended periods as set forth in Section 2701, shall be payable monthly in advance, in installments equal to one twelfth (1/12th) of the applicable annual rental commencing on the first day of each such extended term.

                              NOTICES OR DEMANDS

     Section 2801. All notices to or demands upon Lessor or Lessee desired or required to be given under any of the provisions hereof, shall be in writing. Any notices or demands from Lessor to Lessee shall be deemed to have been duly and sufficiently given if a copy thereof has been mailed by United States registered or certified mail in an envelope properly stamped and addressed to Lessee at 1900 South Des Plaines Avenue, Forest Park, Illinois, or at such other address as Lessee may theretofore have furnished by written notice to Lessor, and any notices or demands from Lessee to Lessor shall be deemed to have been duly and sufficiently given if mailed by United States registered mail or certified mail in an envelope properly stamped and addressed to Lessor at P.O.Box 111, Forest Park, Illinois, and copy to Maynard J. Marks, 77 W. Washington St., Pm, 717, Chicago, Illinois or at such other address as Lessor may theretofore have furnished by written notice to Lessee. The effective date of such notice shall be three (3) days after delivery of the same to the United States Post Office for mailing.

                            COVENANTS RUN WITH LAND

     Section 2901. All of the covenants, agreements, conditions and undertakings in this Lease contained shall extend and inure to and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto, the same as if they were in every case specifically named, and shall be construed as covenants running with the land, and wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, executors, administrators, successors and assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained.

     Section 2902. The term "Lessor" as used in this Lease, so far as covenants or obligations on the part of Lessor are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the demised premises, and in the event of any transfer or transfers of the title to such fee, Lessor herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relived, from and after the date of such transfer or conveyance, of all personal liability as respects the performance of any covenants or obligations on the part of Lessor contained in this Lease thereafter to be performed; provided that any funds in the hands of such Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be turned over to the grantee, and any amount then due and payable to Lessee by Lessor or the then grantor under any provisions of this Lease, shall be paid to Lessee.

                                TIME OF ESSENCE

     Section 3001. Time is of the essence of this Lease, and all provisions herein relating thereto shall be strictly construed.

                                 MISCELLANEOUS

     Section 3101. The captions of this Lease are for convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.

     Section 3102. If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provision of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     Section 3103. This Lease shall be construed and enforced in accordance with the laws of the state where the demised premises are located.

     Section 3104. In addition to the insurance above provided, the Lessee agrees to carry what is generally known as "rent insurance" in an amount equal to one (1) year's rent covering any loss which may be occasioned by loss of use of the demised premises in whole or in part, with loss payable clause to Lessor and/or Mortgage of Lessor. National Boulevard Bank of Chicago as Trustee under Trust No. 4722, its beneficiary under said Trust and the agents of the Lessor and of the beneficiary shall be named as additional assured parties in all policies of insurance provided for in Sections 801 and 803 of this lease.

       AMENDMENT AND ADDITION TO SECTION 201 OF PRINTED PORTION OF LEASE
       -----------------------------------------------------------------

     Section 3201. Section 201 of printed portion of lease is hereby amended and supplemented as follows: by inserting the words "the substantial" between the word "after" and the word "completion" in the second line of said Section 201 and adding to said Section the following: the term "substantial completion" as used in this lease shall mean that most of the work required to be done by the Lessor has been completed so that the building is ready for beneficial occupancy for Lessee's use and purposes, and any remainder of the work to be done in accordance with the plans and specifications will constitute minor items which will not materially interfere with said beneficial occupancy. The demised premises shall be deemed ready for occupancy and substantially completed when John A. Iree, Architect, shall so certify in writing or when Lessee shall have entered said premises and taken possession of same, whichever shall first occur.

                         CONSTRUCTION OF IMPROVEMENTS
                         ----------------------------

     Section 3301. Section 302 of the printed portion of this lease are hereby deleted and in lieu thereof the following is substituted: A warehouse and office building containing approximately 81,000 square feet on a plot of land containing approximately 147,000 square feet substantially in conformity and in accordance with the preliminary sketch ("Proposal") prepared by J. L. Williams & Co., Inc., Contractors and Engineers, dated January 15, 1972 with revisions, last of which is dated February 22, 1973, designated as Job No. 1-7302, consisting of three (3) sheets designated SK-1, SK-2, SK-3 and preliminary specifications dated March 5, 1973 consisting of five (5) pages, which sketch or "Proposal" and preliminary specifications have been approved by the Lessor and the Lessee, and are identified by the signatures of the parties to this lease placed upon said sketch or "Proposal" and specifications. Final plans, drawings and specifications are to be prepared by John A. Irbe, architect employed by J.
L. Williams & Co., Inc. within a reasonable time after date of this lease, and when so prepared and completed shall be approved by the Lessor and Lessee within ten (10) days after their submission to said parties. In connection herewith it is expressly agreed that the parties hereto will not withhold approval of said final plans, drawings and specifications to the extent that same are consistent with the preliminary sketches or "Proposal" and specifications, and that the parties hereto will in no event unreasonably withhold approval of such final plans, drawings and specifications. In the event Lessee desires any changes from the preliminary sketches, "Proposal" or specifications or final drawings or specifications which will increase the cost of the improvements based upon the preliminary sketch, "Proposal and specifications, that Lessee will pay the cost and expenses of such changes and will contract for same directly with J. L. Williams & Co., Inc., the General Contractor, who will erect and construct the improvements and will do so at no cost and/or expense whatsoever to the Lessor, provided, however, that no such changes shall be made without the express written consent of the Lessor.

     Section 3302. The selection of J. L. Williams & Co., Inc. as General Contractor by the Lessor has been made with the consent and approval of It is understood that a portion of the improvements to be erected on the demised premises are commonly referred to as an "arcade" or "entrance" leading to the building or improvements, part of which is located on Lot 1 of the resubdivision described on Exhibit A attached to this Lease. Lessee agrees to deliver to Lessor, upon request, written permission from the owner of the fee of said Lot 1 and the Lessee of the improvements on Lot 1 and the party in possession of such improvements to erect part of said "arcade" or "entrance" on said Lot 1. Lessee agrees that upon termination of this lease by lapse of time or otherwise to close off the said "arcade" or "entrance" to the building being erected on the demised premises at its own cost and expense in a good workman like manner to the satisfaction of the Lessor so as to make the improvements or building erected on the demised premises a self-contained and self-standing building as if said "arcade" or "entrance" had not been constructed.

     Section 3303. Lessor agrees to cause to be provided in the Construction Contract with J. L. Williams & Co., Inc., General Contractor, for substantial completion of the improvements above described on the demised premises and the delivery of possession thereof to Lessee by September 1, 1973, subject to delays caused by changes in construction requested by Lessee, strikes, lock-outs, acts of God or public enemy, governmental restrictions, unavailability of materials or other matters beyond the control of the General Contractor, J. L. Williams & Co., Inc., and that in any of such events, the time of completion of such construction shall be extended for an additional period of time equal to that caused by such delay. The provisions contained in this Section shall impose no obligation or responsibility on the part of the Lessor to complete said improvements on the demised premises within the time provided for in the Construction Contract with J. L. Williams & Co., Inc., the General Contractor, and Lessee shall have no recourse against Lessor, and does hereby waive and release Lessor from any responsibility for failure of the Contractor to complete said construction of the improvements as agreed to by the General Contractor, J.
L. Williams & Co., Inc., and Lessee's only recourse for failure to substantially complete the improvements on the demised premises as in said contract provided for shall be against J. L. Williams & Co., Inc. only. Lessor, if necessary, will assign any and all of its rights against J. L. Williams & Co., Inc. to Lessee so that Lessee may enforce the obligations of J. L. Williams & Co., Inc. as undertaken by it in its Construction Contract with Lessor, but all at the sole cost and expense of Lessee.

             AMENDMENT TO SECTION 401 OF PRINTED PORTION OF LEASE
             ----------------------------------------------------

     Section 3401. Notwithstanding the provisions contained in Section 401 of the printed portion of the lease, the rental therein provided shall be paid to the order of Forest Park Industrial Center, Inc., P.O. Box 111, Forest Park, Illinois, until otherwise notified in writing by Lessor, and such rental when paid to Forest Park Industrial Center, Inc. shall satisfy the obligation contained in said Section 401 of the printed form of this lease.

             AMENDMENT TO SECTION 402 OF PRINTED PORTION OF LEASE
             ----------------------------------------------------

     Section 3501. Section 402 of printed portion of lease is hereby amended by inserting the word "substantially" before the word "completed" in the first line of said Section 402.

             AMENDMENT TO SECTION 505 OF PRINTED PORTION OF LEASE
             ----------------------------------------------------

     Section 3601. Section 505 of printed portion of lease is hereby amended and supplemented as follows: by striking from said Section 505 beginning with the word "give" in the fifth line of said Section to the end of said Section and substituting after the word "shall" in the fifth line of said Section the following: "Upon request of Lessor, deposit with the Lessor cash or government bonds satisfactory to the Lessor in an amount equal to not less than one hundred twenty-five percent (125%) of the amount of the tax, assessment, tax lien or other imposition or charge, and such additional amounts from time to time as may be necessary to keep on deposit at all time an amount equal to one hundred twenty-five percent (125%) of said taxes, assessment, tax liens or other impositions, and all interest and penalties thereon so contested. Pending the diligent prosecution of any such legal proceedings, and provided Lessee has maintained the deposit above provided for, Lessor shall not have the right to pay, remove or discharge the tax, assessment, tax lien or other imposition or charge so contested. The cash or government bonds so deposited shall be held by the Lessor until said premises shall have been released and discharged from any such tax, assessment, tax lien or other imposition or charge and shall thereupon be returned to the Lessee less the amount of any loss, cost, damage and reasonable expense that Lessor may sustain in connection with the tax, assessment, tax lien or other imposition or charge so contested; provided, however, that if Lessee fails to prosecute such contest with due diligence, or fails to maintain said deposit as above provided, or if Lessee is otherwise in default under the provisions of this Lease, Lessor may use the cash or government bonds so deposited to pay any item for which Lessor would be entitled to make advances, or to cure any other such default of Lessee."

     Section 3602. Lessee agrees that if the Mortgage holding a mortgage secured by the demised premises shall at any time require monthly deposits of taxes and insurance premiums, that said Lessee will make such deposits as and when required by said Mortgage.

                        RATE OF INTEREST TO BE CHARGED
                        ------------------------------

     Section 3701. It is agreed that the rate of interest to be charged by Lessor to Lessee for any advances made by Lessor pursuant to the term of this Lease or for monies not paid by Lessee to Lessor when due, shall be at the rate of 11% per annum instead of 7% as provided in the printed portion of this Lease.

            AMENDMENTS OR OTHER DOCUMENTS REQUIRED BY THE MORTGAGE
            ------------------------------------------------------

     Section 3801. If Mortgagee in the Mortgage to secure an indebtedness of Lessor conveying the demised premises requires an additional or other covenants and agreements than that contained in this lease or any amendments to the lease, Lessee agrees to execute such amendments and changes as may be required by the Mortgagee so long as the term of the lease is not changed and the maximum rental provided by this lease is not increased and the option hereinafter contained is not eliminated or altered. Specifically without limitation, Lessee agrees to execute and deliver in the form required by the Mortgagee acceptance of the premises, the commencement of the term and a receipt of a copy of Lessor's assignment of the lease to the Mortgagee.

                              OPTION TO PURCHASE
                              ------------------

     Section 3901. If Lessee shall not be in default under the terms of this lease, and provided that this lease has not theretofore been terminated, then Lessee shall have the option not later than September 1, 1994 or earlier than March 1, 1994 to purchase the demised premises during the month of March 1995 at a price to be determined by an appraisal as of March 31, 1995, which appraisal shall be made as hereinafter set forth. The purchase price determined by such appraisal shall be paid in cash excepting that any balance then remaining unpaid of any encumbrance against said demised premises shall be deducted from the purchase price. Title to the demised premises shall be conveyed to the Lessee or its nominee if it exercises the option herein granter and pays the purchase price by Trustee's Deed or other suitable conveyance. The title to be conveyed shall be subject to the following:

        (a) Taxes for the year 1973 and subsequent years;
        (b) All utility easements of record and not of record;
        (c) Railroad easements, if any;
        (d) Other easements or claims of easements not shown by the public record;
        (e) Any lien or right to a lien for services, labor or material heretofore or hereafter furnished to Lessee imposed by law whether shown by the public records or not of record;
        (f) Taxes or special assessments which are shown or not shown as existing liens by the public records at the time of the exercise of the option;
        (g) Any defects of title liens, adverse claims or other matters which result from any act after date hereof of Lessee or its successors and assigns or any one claiming through or under any of them;
        (h) Questions of survey, and particularly the fact that part of the improvements are erected on part of Lot 1 of the subdivision described in Exhibit A attached to this lease; and
        (i) Standard exceptions contained in Owner's Title Policies as then issued by the Lawyers' Title Insurance Corporation.

     Section 3902. Lessee may exercise the foregoing option to purchase within the time above provided by written notice to Lessor given in the manner specified in Section 2801 of this lease with return receipt requested and shall be accompanied by a certified or cashier's check to the order of Lessor or its successor in the sum of $75,000.00 as earnest money, which earnest money shall be increased to equal 10% of the purchase price when ascertained as hereinafter provided. The sale shall be consummated pursuant to the terms of the Real Estate Contract of like tenor and effect as that attached hereto marked Exhibit B, and by this express reference thereto made a part hereof. The closing shall be made through an escrow as provided in Exhibit B and Lessor shall deposit in the escrow when established the earnest money paid to it and deed or instrument of conveyance as above provided, and Lessee shall deposit the remainder of said purchase price in said escrow. Said deposit shall be made within twenty (20) days after the price is determined by the appraisal as hereinafter provided. Lessee shall pay the rent at the rate provided for by this lease until the entire purchase price is deposited in the escrow. Prepaid rent shall be the only item to be prorated. It is agreed that the purchase price shall be net to the Lessor, and, therefore, Lessee agrees to pay in addition to the purchase price all broker's commission payable by reason of said sale of the demised premises and to keep the Lessor and its beneficiary free and harmless of any claim for such commissions. Lessor shall furnish the Owner's Guaranty Policy for the purchase price at its cost, but the delivery of a commitment for such Owner's Policy shall be sufficient for purpose of consummating the said sale and purchase of the demised premises.

     Section 3903. The appraisal provided for above, if the option to purchase is exercised as above provided, shall be made by three (3) real estate appraisers as follows:

        Lessor and Lessee shall each appoint one (1) real estate appraiser not later than fifteen (15) days after the giving of notice by Lessee of the exercise of its option to purchase as above provided, and the two (2) appraisers so appointed shall select a third real estate appraiser not later than fifteen (15) days after the expiration of said fifteen (15) days. If the two (2) appraisers appointed by Lessor and Lessee are unable or fail to neglect to appoint a third appraiser within the time above provided, then the senior acting Judge of the United States District Court for the District having jurisdiction of Cook Country, Illinois, at said time or any other court that may then be in existence in lieu of the United States District Court shall appoint the third appraiser. The three (3) appraisers selected as aforesaid shall fix and determine the value of the demised premises, including all improvements thereon and the amount so fixed by them shall be the purchase price to be paid by Lessee to Lessor for the demised premises. The value fixed and determined by said three (3) appraisers shall be final and binding upon the parties hereto and not subject to review except for fraud. Each of the parties shall pay the fee of the appraiser appointed by them respectively and one-half of the fee of the third appraiser who may be appointed pursuant to this Section.

     Section 3904. It is agreed that the foregoing option given to Lessee to purchase the demised premises shall not be assignable or transferable voluntarily or involuntarily without the written consent of the Lessor first had and obtained, and any assignment or transfer, voluntary or involuntary, or by operation of law, shall be void. If Lessee is at any time permitted by Lessor to make an assignment of this lease, such assignment shall not carry with it the option to purchase, unless the Lessor specifically in writing consents to same, but the option to purchase shall then be deemed to have terminated and become of no force or effect.

        CONTINGENCIES UNDER WHICH THIS LEASE WILL NOT BECOME EFFECTIVE
        --------------------------------------------------------------

     Section 4001. This lease is expressly subject to the approval of the final plans, drawings and specifications by the parties hereto as above provided, and is also expressly subject to Lessor's ability to obtain satisfactory interim and permanent financing. Anything in this lease to the contrary notwithstanding, it is hereby agreed that this lease shall be of no force or effect and there shall be no liability on the part of the parties hereto if the approval is withheld by the parties hereto of the final plans and specifications within the time above provided and/or if Lessor is unable to obtain interim and/or permanent financing to be secured by the demised premises and the improvements to be erected thereon in a sum and upon terms and other conditions satisfactory to Lessor within forty-five (45) days from the date of this lease.

                          LESSOR'S LIMITED LIABILITY
                          --------------------------

     Section 4101. All representations and undertakings of National Boulevard Bank of Chicago, as Trustee as aforesaid and not individually, are those of its beneficiaries only, and no liability is assumed by or shall be asserted against the National Boulevard Bank of Chicago personally as a result of the signing of this instrument.

     This lease consists of fifteen (15) pages, including eight (8) printed pages and various exhibits described in this Lease.

     IN WITNESS WHEREOF NATIONAL BOULEVARD BANK OF CHICAGO, not personally, but as Trustee as aforesaid, has caused this lease to be signed by its Vice-President and its corporate seal hereunto affixed by its Assistant Trust Officer, and UTILITY SUPPLY COMPANY, a corporation of Illinois, has caused this lease to be executed by its President and attested to by its Secretary, and has caused its corporate seal to be affixed hereto, all on the date and year first above written.

                                      NATIONAL BOULEVARD BANK OF CHICAGO, as
                                      Trustee aforesaid and not personally


                                      By /s/ John O. Stouate
                                        -------------------------------
                                              ASST VICE PRESIDENT
ATTEST:

/s/ Roger L. Clifford
- ----------------------------
Assistant Trust Officer
                                      UTILITY SUPPLY COMPANY

                                      By /s/ Howard Wolf
                                        -------------------------------
                                                          President

[CORPORATE SEAL APPEARS HERE]


ATTEST:

/s/ Harry Hecktman
- ----------------------------
Secretary

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

     I, Hyacinth E. Coney, a Notary Public in and for the said County in the
        -----------------
State aforesaid, DO HEREBY CERTIFY that John O. Stouate, Asst, Vice President of
                                       ----------------------
the NATIONAL BOULEVARD BANK OF CHICAGO, and Roger L. Clifford Assistant Trust
                                            -----------------
Officer of said Bank, who are personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Vice President and Assistant Trust Officer, respectively, appeared before me this day in person and acknowledged that they signed and delivered said Instrument as their own free and voluntary act and as the free and voluntary act of said Bank, as Trustee, as aforesaid, for the uses and purposes therein set forth; and the said Assistant Trust Officer then and there acknowledged that as custodian of the corporate Seal of said Bank did affix the corporate Seal of said Bank to said Instrument as his own free and voluntary act and as the free and voluntary act of said Bank, as Trustee as aforesaid, for the uses and purposes therein set forth.

     Given under my Hand and Notarial Seal this 23rd day of March, 1973.
                                                ----        -----

                                                 /s/ Hyacinth E. Coney
                                                 ----------------------
                                                   Notary Public

                               HYACINTH E. CONEY
                      My Commission Expires May 16, 1976

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

     I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY that Howard Wolf personally known to me to be the
                                  -----------
President of UTILITY SUPPLY COMPANY, an Illinois corporation, and Harry
                                                                  -----
Hecktman, personally known to me to be the Secretary of said corporation, and
- --------
personally known to me to be the same persons whose names are subscribed to the foregoing Instrument, appeared before me this day in person and severally acknowledged that as such President and Secretary of said corporation they signed and delivered said instrument of said corporation and caused its corporate Seal to be affixed thereto, pursuant to authority given by the Board of Directors of said corporation as their free and voluntary act and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     Given under my Hand and Notarial Seal this 22 day of March, 1973.
                                                ---       -----

                                                   /s/ Annette Davidson
     [SEAL APPEARS HERE]                           ----------------------
                                                    Notary Public

                                   EXHIBIT A
                                   ---------

Lot 2 (except the East 24.15 feet thereof) in Forest Park Industrial Center Inc, Resubdivision of that part of Blocks 1 and 2 and Lots 5, 6, 7, 8, 9, 10, 11, 12, 13 and 14, taken as a tract, in the Subdivision of the S.1/2 of Section 24, Township 39 North, Range 12 East of the Third Principal Merician, in Cook Country, Illinois.

Subject to all utility and other easements of record and not of record.

                           REAL ESTATE SALE CONTRACT

1.  UTILITY SUPPLY COMPANY, a corporation of Illinois  (Purchaser) agrees to
    --------------------------------------------------
purchase at a price of $ ____________________ on the terms set forth herein, the following described real estate in Cook County, Illinois:

     Lot 2 (except the East 24.15 feet thereof) in Forest Park Industrial Center Inc. Resubdivision of that part of Blocks 1 and 2 and Lots 5, 6, 7, 8, 9, 10, 11, 12, 13 and 14, taken as a tract in the Subdivision of the S.1/2 of
     Section 24, Township 39 North, Rante 12 East of the 3rd Principal Meridian in Cook County, Illinois commonly known as ___________________, and with approximate for dimensions of ___________ x __________, together with the following property presently located thereon:

2.  NATIONAL BOULEVARD BANK OF CHICAGO, not individually, solely as Trustee
    -----------------------------------------------------------------------
under Trust Agreement dated 3/15/73 & known as just No. 4 (Seller) agrees to
- ---------------------------------------------------------
sell the real estate and the property described above, if any, at the price and terms set forth herein, and to convey or cause to be conveyed to Purchaser or nominee title thereto by a recordable Trustee's deed or other suitable
                                      ---------
instrument of conveyance with release of dower and homestead rights, if any, and a proper bill of sale, subject only to: (a) covenants, conditions and restrictions of record; (b) private, public and utility easements and roads and highways, if any; (d) existing leases and tenancies (e) special taxes or assessments for improvements not yet completed; (f) installments not due at the date hereof of any special tax or assessment for improvements heretofore completed; (g) mortgage or trust deed specified below, if any; (h) general taxes for the year 1973 and subsequent years; and to exceptions set forth in Section
             ----
3901 of the Lease of which this Exhibit forms a part.

3.  Purchaser has paid $75,000.00 as earnest money to be applied on the purchase
                        ---------
price, and agrees to pay or satisfy the balance of the purchase price, plus or minus prorations, at the time of closing as follows: (strike language and subparagraphs not applicable) Earnest money to increased to equal ten (10%) percent of the purchase price as ascertained.

     Balance of purchase price ascertained as provided in Section 3901 of the
     -----------------------------
Lease of which this Exhibit forms a part payable in cash.

                              AMENDMENT OF LEASE
                              ------------------

THIS AMENDMENT OF LEASE ("Amendment") is made this 17th day of January, 1995, by and between FIRST BANK, N.A., as successor trustee to National Boulevard Bank of Chicago, not personally or individually, but solely as Trustee under a Trust Agreement dated March 15, 1973 and known as Trust No. 4722 ("Lessor"), and UNITED STATIONERS SUPPLY CO. (formerly, UTILITY SUPPLY CO.), an Illinois corporation ("Lessee").

                                   RECITALS:
                                   --------

     A. Lessor and Lessee entered into a lease dated March 22, 1973, as amended by Amendment to Lease of Real Estate dated May 4, 1973 (collectively, the "Lease"), whereby Lessor leased to Lessee certain Premises (the "Premises") commonly known as 7750 West Industrial Drive, Forest Park, Illinois.

     B. The parties hereto by negotiation and agreement, desire to modify and amend certain portions of said Lease to the mutual advantage of both parties.

     NOW, THEREFORE, in consideration of the mutual covenants herein and in the Lease contained, it is hereby agreed as follows:

     1. Commencing on April 1, 1995 the Lease shall be amended in the following respects:

          (a) Section 201 of the Lease shall be deleted in its entirety and replaced with the following provision:

               "Section 201. Term of Lease. The term of this Lease is hereby extended through and including March 31, 1996, unless otherwise terminated or extended as provided herein."

          (b) In Section 401 of the Lease, the clause reading "...a monthly rental of $10,000.00..." shall be deleted and replaced with the following provision:

               "... a monthly rental of $19,237.50 ($230,850.00 per annum or $2.85 per square foot) ..."

     (c) The following language shall be added to the Lease as Sections 2701 and 2702:

          "Lessee's Option to Extend.
           -------------------------

               Section 2701. Lessee shall have, and is
          hereby given, an option to extend the term hereof for an additional one (1) year period through and including March 31, 1997, upon the same terms and conditions contained in this Lease, except that, in lieu of the rental provided in Section 401 of the Lease for the term ending March 31, 1996, Lessee shall pay during the extended term a monthly rental of $19,912.50 ($238,950.00 per annum or $2.95 per square foot).

               Section 2702. Such option may be exercised only: (i) upon written notice to Lessor given at least one hundred and eighty (180) days prior to March 31, 1996; (ii) if Lessee is not then in default under the Lease; and (iii) if the preceding Lease term has not theretofore been terminated."

          (d) Sections 3901 through 3904 of the Lease shall be deleted in their entirety and replaced with the following provisions:

     "Option to Purchase
      ------------------

          Section 3901. If Lessee shall not be in default under the terms of this Lease, and provided that this Lease has not theretofore been terminated, then Lessee shall have the option not later than September 1, 1995, or September 1, 1996 if Lessee exercises its Option to Extend the term of the Lease as heretofore provided, to purchase the demised premises during the month of April 1996 or April 1997, as the case may be, at a price to be determined by agreement of the parties, or if the parties fail to agree within ten days after notice of exercise as specified in Section 3902, by an appraisal as of March 31, 1996, or March 31, 1997, as the case may be, which appraisal shall be made as hereinafter set forth. The purchase price determined by such appraisal shall be paid in cash excepting that any balance then remaining unpaid of any encumbrance against said demised premises shall be deducted from the purchase price. Title to the demised premises shall be conveyed to the Lessee or its nominee if it exercises the option herein granted and pays the purchase price by Trustee's Deed or other suitable conveyance. The title to be conveyed shall be subject to the following:

          (a) Taxes for the year 1995 (if purchased in 1996) or 1996 (if purchased in 1997);

          (b)  All utility easements of record and not of record;

          (c)  Railroad easements, if any;

          (d) Other easements or claims of easements not shown by the public record;

          (e) Any lien or right to a lien for services, labor or material heretofore or hereafter furnished to Lessee imposed by law whether shown by the public records or not of record;

          (f) Taxes or special assessments which are shown or not shown as existing liens by the public records at the time of the exercise of the option;

        (g) Any defects of title liens, adverse claims or other matters which-result from any act after the date hereof of Lessee or its successors and assigns or any one claiming through or under any of them;

        (h) Questions of survey, and particularly the fact that part of the improvements are erected on part of Lot 1 of the subdivision described in Exhibit A attached to the Lease; and

        (i)  Standard exceptions contained in Owner's
             Title Insurance Policies as then issued by the Chicago Title Insurance Company.

        Section 3902. Lessee may exercise the foregoing option to purchase within the time above provided by written notice to Lessor, given in the manner specified in Section 2801 of the Lease, with return receipt requested, and shall be accompanied by a certified or cashier's check to the order of Lessor or its successor in the sum of $75,000.00 as earnest money, which earnest money shall be increased to equal 10% of the purchase price when ascertained as hereinafter provided. The sale shall be consummated pursuant to the terms of the Real Estate Contract of like tenor and effect as that attached to the Lease as Exhibit B, with such changes thereto as may be required by law at the time of the exercise of the option to purchase.

        The closing shall be made through an escrow as provided in Exhibit B. Lessor shall deposit in the escrow, when established, the earnest money paid to it and the Trustee's deed or instrument of conveyance as above provided, and Lessee shall deposit the remainder of said purchase price in said escrow. Said deposit shall be made within twenty (20) days after the price is determined by the appraisal as hereinafter provided. Lessee shall pay the rent at the rate provided for by this Lease until the entire purchase price is deposited in the escrow. Prepaid rent shall be the only item to be prorated.

        It is agreed that the purchase price shall be net to the Lessor, and, therefore, Lessee agrees to pay, in addition to the purchase price, all broker's commissions payable by reason of said sale of the demised premises and to keep the Lessor and its beneficiary free and harmless of any claim for such commissions.

        Lessor shall furnish the Owner's Title Insurance Policy for the purchase price at its cost, but the delivery of a commitment for such Owner's Policy shall be sufficient for purpose of consummating the said sale and purchase of the demised premises.

In the event that Lessee exercises its option to purchase, as provided above, Lessor reserves the right to assign all of Lessor's right, title, and interest (but not Lessor's obligations) in and to the Real Estate Contract to a Qualified Intermediary, as provided in IRC Reg. 1.1031(k)-1(g) (4) on or before the closing date, pursuant to an exchange of the demised premises for other property of a like kind and qualifying use within the meaning of Section 1031 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     Section 3903. The appraisal provided for above, if the option to purchase is exercised as above provided, and the parties fail to agree upon the purchase price, shall be made by three(3) real estate appraisers as follows:

            Lessor and Lessee shall each appoint one (1) real estate appraiser not later than fifteen (15) days after the giving of notice by Lessee of the exercise of its option to purchase as above provided, and the two (2) appraisers so appointed shall select a third real estate appraiser not later than fifteen (15) days after the expiration of said fifteen (15) days. If the two (2) appraisers appointed by Lessor and Lessee are unable or fail or neglect to appoint a third appraiser within the time above provided, then the senior acting Judge of the United States District Court for the District having jurisdiction of Cook County, Illinois, at said time or any other court that may then be in existence in lieu of the United States District Court shall appoint the third appraiser. The three (3) appraisers selected as aforesaid shall fix and determine the value of the demised premises, including all improvements thereon and the amount so fixed by them shall be the purchase price to be paid by Lessee to Lessor for the demised premises. The value fixed and determined by said three (3) appraisers shall be final and binding upon the parties hereto and not subject to review except for fraud. Each of the parties shall pay the fee of the appraiser appointed by them respectively and one-half of the fee of the third appraiser who may be appointed pursuant to this Section.

     Section 3904. It is agreed that the foregoing option given to Lessee to purchase the demised premises shall not be assignable or transferable voluntarily or involuntarily without the written consent of the Lessor first had and obtained, and any assignment or transfer, voluntary or involuntary, or by operation of law, shall be void. If Lessee is at any time permitted by Lessor to make an assignment of this Lease, such assignment shall not carry with it the option to purchase, unless the Lessor specifically in writing consents to same, but the option to purchase shall then be deemed to have terminated and become of no force or effect."

     2.  Binding Effect. Except as modified herein, the terms, conditions
         --------------

and covenants of the Lease shall remain in full force and effect, and shall be binding upon and inure to the benefit of Lessor, Lessee and their respective successors and permitted assigns.


     3.  Paragraph Headings. The paragraph headings herein contained are for
         ------------------
convenience and shall not be deemed to govern or control the substance hereof.


     4.  Governing Law. This Agreement shall be governed and construed under the
         -------------

laws of the State of Illinois.


     5.  Inconsistency. Except as modified herein, the terms, conditions
         -------------

and covenants of the Lease shall remain unchanged and otherwise in full force and effect, and are hereby ratified and reaffirmed. In the event of an inconsistency between this Amendment and the Lease, the terms herein shall control.


     6.  Modification. This Amendment may not be modified or amended except
         ------------

 by written agreement executed by the parties hereto.

     7.  Capitalized Terms. All capitalized terms as used herein and not
         -----------------

otherwise defined herein shall have the same meanings as are ascribed to them in the Lease.


     IN WITNESS WHEREOF, this Amendment is executed as of the day and year set forth above.

LESSOR:                          FIRST BANK, N.A., as successor trustee
- ------                           to National Boulevard Bank of Chicago,
                                 as trustee under Trust Agreement dated
                                 March 15, 1973 and known as Trust No.
                                 4722


ATTEST:


By: [SIGNATURE NOT LEGIBLE]      By:[SIGNATURE NOT LEGIBLE]
   -------------------------        ------------------------------------
    Its: ASST. VICE PRESIDENT       Its: ASST. VICE PRESIDENT



LESSEE:                          UNITED STATIONERS SUPPLY CO.
- ------


ATTEST:


By:[SIGNATURE NOT LEGIBLE]       By: [SIGNATURE NOT LEGIBLE]
   -------------------------        -------------------------------------
    Its:                            Its: Vice President, Secretary